FirstNet	12 Months Ended
Dec. 31, 2018
Contractors
Long-term Contracts or Programs Disclosure [Text Block]

NOTE 19. FIRSTNET

In March 2017, the First Responder Network Authority (FirstNet) announced its selection of AT&T to build and manage the first nationwide broadband network dedicated to America’s first responders. All 56 jurisdictions, including 50 states, the District of Columbia and five U.S. territories, elected to participate in the network. Under the awarded 25-year agreement, FirstNet provided 20 MHz of valuable telecommunications spectrum and will provide success-based payments of $6,500 over the first five years to support network buildout. The spectrum provides priority use to first responders, which are included as wireless subscribers and contribute to our wireless revenues. As allowed under the agreement, excess capacity on the spectrum is used for any of AT&T’s subscriber base.

Under the agreement, we are required to construct a network that achieves coverage and nationwide interoperability requirements. We have a contractual commitment to make sustainability payments of $18,000 over the 25-year contract. These sustainability payments represent our commitment to fund FirstNet’s operating expenses and future reinvestments in the network which we will own and operate. FirstNet has a statutory requirement to reinvest funds that exceed the agency’s operating expenses, which are anticipated to be in the $75-$100 range annually, and when including increases for inflation, we expect to be in the $3,000 or less range over the life of the 25-year contract. Being subject to federal acquisition rules, FirstNet is prohibited from contractually committing to a specific vendor for future network reinvestment. However, it is highly probable that AT&T will receive substantially all of the funds reinvested into the network since AT&T will own and operate the infrastructure and have exclusive rights to use the spectrum as all states have opted in. After FirstNet’s operating expenses are paid, we anticipate that the remaining amount, expected to be in the $15,000 range, will be reinvested into the network.

As of December 31, 2018, we have submitted $240 in sustainability payments, with future payments under the agreement of $120 for 2019, 2020 and 2021; $195 for 2022 and 2023; and $17,010 thereafter. Amounts paid to FirstNet which are not expected to be returned to AT&T to be reinvested into our network will be expensed in the period paid. In the event FirstNet does not reinvest any funds to construct, operate, improve and maintain this network, our maximum exposure to loss is the total amount of the sustainability payments, which would be reflected in higher expense.

The $6,500 of initial funding from FirstNet is contingent on the achievement of six operating capability milestones and certain first responder subscriber adoption targets. These milestones are based on coverage objectives of the first responder network during the construction period, which is expected to be over five years, and subscriber adoption targets. Funding payments to be received from FirstNet are reflected as a reduction from the costs capitalized in the construction of the network and, as appropriate, a reduction of associated operating expenses.

As of December 31, 2018, we have completed certain task orders related to the construction of the network and have collected $1,998 to date from FirstNet. We have reflected these amounts as a reduction to the costs incurred to complete the task orders. We anticipate collecting the remainder of the $6,500 from FirstNet as we achieve milestones set out by FirstNet over the next four years.